UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2021

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

(239) 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On December 9, 2021, Hertz Global Holdings, Inc. (the “Company”) is posting presentation materials on the investor relations section of its website, which is located at https://ir.hertz.com/events-presentations. The content of the Company’s website is not incorporated by reference herein and is not a part of this Current Report on Form 8-K.

The information being furnished pursuant to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(each, a Registrant)

Date: December 9, 2021	By:	/s/ M. David Galainena
	Name:	M. David Galainena
	Title:	Executive Vice President, General Counsel and Secretary